LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 7, 2019

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED APRIL 29, 2019 OF

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO (THE “FUND”)

Effective May 7, the following replaces the fee table and footnote and expense example in the section of the Fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class I	Class II
Maximum sales charge (load) imposed on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management fees	0.45	0.45
Distribution and/or service (12b-1) fees	None	0.25
Other expenses	0.03	0.03
Acquired fund fees and expenses	0.55	0.55
Total annual fund operating expenses[1]	1.03	1.28

[1]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	105	328	569	1,260
Class II (with or without redemption at end of period)	130	405	701	1,544

Please retain this supplement for future reference.

QSIN524632